Exhibit 99

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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-A
                            POOL PROFILE (12/2/2003)

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
                                                             ----------------------       ----------------------
                                                                   10/1 POOL                    Tolerance
                                                             ----------------------       ----------------------
      AGGREGATE PRINCIPAL BALANCE                                     $478,512,358                   (+/- 5.00%)

      MORTGAGE LOAN CUTOFF DATE                                           1-Jan-04                          N/A
      INTEREST RATE RANGE                                                  3 - 6.5                          N/A
      GROSS WAC                                                             5.312%                (+ / - 10 bps)
      WEIGHTED AVERAGE SERVICE FEE
                                                                          25.0 bps
      MASTER SERVICING FEE                                                 1.0 bps on Securitization only
      WAM (in months)                                                          357                (+/- 2 months)

      WALTV                                                                    66%                 (maximum +5%)

      CALIFORNIA PERCENT                                                       38%                 (maximum +5%)
      SINGLE LARGEST ZIP CODE PERCENT                                           1%                 (maximum +2%)

      AVERAGE LOAN BALANCE                                                $473,775            (maximum +$25,000)
      LARGEST INDIVIDUAL LOAN BALANCE                                   $1,496,388          (maximum $1,600,000)

      CASH OUT REFINANCE PERCENT                                               10%                (maximum  +5%)

      PRIMARY RESIDENCE PERCENT                                                94%                 (minimum -5%)

      SINGLE FAMILY DETACHED PERCENT                                           86%                 (minimum -5%)

      FULL DOCUMENTATION PERCENT                                               56%                 (minimum -5%)

      WA FICO                                                                  734                  (minimum -5)

      UNINSURED > 80% LTV PERCENT                                               0%                 (maximum +3%)

      RELOCATION PERCENT                                                      4.9%                 (minimum -2%)

      GROSS MARGIN                                                          2.752%                 (+ / - 5 bps)

      GROSS LIFECAP                                                        10.312%                (+ / - 10 bps)

      WA MONTHS TO NEXT ROLL                                                   118              (+ / - 3 months)

      INTEREST ONLY PERCENT                                                     0%                (maximum  +5%)

  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.


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

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                            WFMBS MORTGAGE LOAN POOL
                20-YEAR THROUGH 30-YEAR 10/1 CMT INTERMEDIATE ARM
                         RELO & NON-RELOCATION MORTGAGES
                               WFMBS SERIES 2004-A
                               PRICING INFORMATION
                            POOL PROFILE (12/2/2003)
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

COLLATERAL
                                             All Mortgage Loans will Index off the One Year CMT.
                                       None of the Mortgage Loans have a convertibility feature.
                           Each Mortgage Loan has a 5% Initial Rate Cap & 2% for each Adjustment thereafter.
                                                  Each Mortgage Loan has a 5% Lifetime Rate Cap.

RATING AGENCIES                                                               TBD by Wells Fargo

PASS THRU RATE                                                Net WAC or Ratio Stripped/Variable

STRUCTURE                                                   TO CONFORM TO WFMBS 2002-B or 2003-H
                                                                           EXCEPT AS NOTED BELOW
                                    (Call WF Structured Finance at the number below for details)

AAA STRUCTURE DUE DATE                                                                 29-Dec-03                   9:00 AM
                             Structures received or changes to structures past the due date will incur a $10,000 fee.
PRICING DATE

SETTLEMENT DATE                                                                        14-Jan-04

ASSUMED SUB LEVELS                                                                      Rating Agency     AGG Level
Levels and Rating Agencies for                                                  AAA      Moody's/S&P        2.45%
2004-A to be determined by                                                       AA          S&P            1.00%
Wells Fargo                                                                       A          S&P            0.65%
                                                                                BBB          S&P            0.35%
                                                                                 BB          S&P            0.25%
                                                                                  B          S&P            0.15%

                                                               Note: AAA Class will be rated by two rating agencies.
                                                               AA through B Classes will be rated by one rating agency.

NOTE: Please note the following specifics of the 2004-A structure:
Class A Optimal Amt: Class A PP% of Net Liquidation Proceeds for a Liquidated Loan Class A PP% Shift Test Failure - Look back to last determination date for calc'd Class A PP%
No Floating Rate Interest-Only Strips will be described as Fixed Rate (Normalized I/Os)

* This Security may contain Pledged Asset Loans, Buydown Loans, and Manufactured Homes.

WFMBS CONTACTS                               Brad Davis (301) 846-8009
                                             Gretchen Leff (301) 846-8356
                                             Mike Miller (301) 815-6397

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

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                            WFASC Denomination Policy
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
------------------------------------------------------------------------------------------------------------------------------
                                                                                  Minimum        Physical         Book Entry
Type and Description of Certificates                                            Denomination   Certificates      Certificates
                                                                                  (1) (4)
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
Class A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex
components (subject to reasonable prepayment support)                             $25,000         Allowed           Allowed

Companion classes for PAC, TAC, Scheduled Classes                                $100,000         Allowed           Allowed


Inverse Floater (Including Leveraged), PO, Subclasses of the Class A that
provide credit protection to the Class A, Complex multi-component certificates   $100,000         Allowed           Allowed

Notional and Nominal Face IO                                                        (2)           Allowed           Allowed

Residual Certificates                                                               (3)          Required         Not Allowed

All other types of Class A Certificates                                             (5)             (5)               (5)

Class B (Investment Grade)                                                       $100,000         Allowed           Allowed

Class B (Non-Investment Grade)                                                   $250,000        Required         Not Allowed
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

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.